SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNET COMMERCE CORPORATION
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and
         0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
     |_| Fee paid previously with preliminary materials.
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          INTERNET COMMERCE CORPORATION
                           805 Third Avenue, 9th Floor
                            New York, New York 10022
                                 (212) 271-7640



                                                               December 5, 2003


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Internet Commerce Corporation for 2003, which will be held on Wednesday, January 21, 2004 at 10:00 a.m., Eastern Standard Time, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022. At the annual meeting, we will discuss each item of business described in the notice of annual meeting and proxy statement following this letter and give a current report on our business.

      We hope that you will be able to attend the annual meeting in person. Whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to the Company as soon as possible in the enclosed prepaid envelope. If you have any questions or need assistance in voting your shares, please call Michael Piccininni at (212) 271-7645.

      The board of directors and management look forward to seeing you at the meeting.



                                    Sincerely yours,


                                    /s/ G. Michael Cassidy
                                    --------------------------
                                    G. Michael Cassidy
                                    President and Chief Executive Officer

                          INTERNET COMMERCE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


--------------------------------------------------------------------------------

      The annual meeting of stockholders of Internet Commerce Corporation (the "Company") for the fiscal year ended July 31, 2003 (the "Annual Meeting") will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022, on Wednesday, January 21, 2004 at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect two Class I directors for a term of three years expiring at the third succeeding annual meeting of stockholders, and to elect one Class II director for a term of one year expiring at the next annual meeting of stockholders.

      2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2004.

      3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

      The board of directors has fixed the close of business on November 26, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, located at 805 Third Avenue, 9th Floor, New York, New York 10022, during the ten days before the Annual Meeting.


New York, New York
December 5, 2003                          By Order of the Board of Directors,


                                          /s/ Walter M. Psztur
                                          ----------------------------
                                          Walter M. Psztur
                                          Secretary

                          INTERNET COMMERCE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................2
   Voting Procedures.........................................................2
   Methods of Voting.........................................................3
   Revoking Your Proxy.......................................................3
   Quorum Requirement........................................................4
   Votes Required for Each Proposal..........................................4
   Abstentions and Broker Non-Votes..........................................4
   Proxy Solicitation Costs..................................................4
   Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting.....5
PROPOSAL ONE - ELECTION OF DIRECTORS.........................................5
   Nominees..................................................................5
   Information Concerning Directors..........................................6
   Board of Directors' Recommendation........................................7
   Information Concerning Executive Officers.................................8
   Board of Directors and Committee Meetings.................................8
   Compensation Committee Interlocks and Insider Participation...............9
   Director Compensation.....................................................9
PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
   ACCOUNTANTS..............................................................10
   Audit Fees...............................................................10
   Financial Information Systems Design and Implementation Fees.............10
   All Other Fees...........................................................10
   Board of Directors' Recommendation.......................................10
PRINCIPAL STOCKHOLDERS......................................................11
EXECUTIVE COMPENSATION......................................................13
   Option Grants in Fiscal Year 2003........................................13
   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year
   End Option Values........................................................14
   Employment Agreements....................................................14
   Board Compensation Committee Report on Executive Compensation............14
REPORT OF THE AUDIT COMMITTEE...............................................15
CODE OF ETHICS..............................................................15
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT...........................15
RELATED PARTY TRANSACTIONS..................................................16
STOCK PRICE PERFORMANCE GRAPH...............................................16
OTHER MATTERS...............................................................17
ANNEX A - AUDIT COMMITTEE CHARTER
ANNEX B - CODE OF ETHICS

                          INTERNET COMMERCE CORPORATION
                           805 Third Avenue, 9th Floor
                            New York, New York 10022
                                 (212) 271-7640

                                ----------------

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                                ----------------


                               GENERAL INFORMATION

      The board of directors of Internet Commerce Corporation, a Delaware corporation ("ICC" or the "Company"), is soliciting the enclosed proxy from you. The proxy will be used at ICC's annual meeting of stockholders for the fiscal year ended July 31, 2003 (the "Annual Meeting"), to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022, on Wednesday, January 21, 2004 at 10:00 a.m., Eastern Standard Time, and any postponement or adjournment thereof.

      This proxy statement contains important information regarding the Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

      The term "proxy materials," includes this proxy statement, as well as the enclosed proxy card and the Company's 2003 Annual Report to stockholders, which is being mailed to you with this proxy statement.

      The Company's board of directors is mailing the proxy materials commencing on or about December 5, 2003 to all of ICC's holders of class A common stock, series C preferred stock and series D preferred stock as of the record date, November 26, 2003 (the "Record Date"). Stockholders who owned class A common stock, series C preferred stock and series D preferred stock at the close of business on the Record Date are entitled to notice of, to attend and vote at the Annual Meeting.

      On the Record Date, the Company had 13,797,566 shares of class A common stock, 10,000 shares of series C preferred stock and 250 shares of series D preferred stock issued and outstanding. Each holder of class A common stock is entitled to one vote for each share held on the Record Date, each holder of series C preferred stock is entitled to 44.76 votes for each share held on the Record Date and each holder of series D preferred stock is entitled to 769.23 votes for each share held on the Record Date. Holders of series C and D preferred stock are entitled to vote together with the holders of the class A common stock as a single class.

Voting Procedures

      As a stockholder on the Record Date, you have the right to vote on certain business matters affecting the Company. The two proposals that will be presented at the Annual Meeting upon which you are being asked to vote are discussed below in the sections entitled "Proposal One" and "Proposal Two." The enclosed proxy card indicates the shares you own. You can vote on each proposal by filling out and returning the enclosed proxy card in the enclosed envelope or by attending the Annual Meeting in person. In addition, you may be able to vote by touch-tone telephone or over the Internet if your proxy card includes instructions for voting in these manners.

Methods of Voting

      Voting by Mail. By signing and returning the enclosed proxy card in accordance with the instructions on the proxy card, you are authorizing the individuals named on the proxy card, known as "proxies," to vote your shares at the Annual Meeting in the manner indicated on the proxy card. The Company encourages you to sign and return the enclosed proxy card even if you plan to attend the Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Annual Meeting.

      Your shares will be voted in accordance with the instructions indicated on the proxy card. If you submit the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

      o FOR the two nominees for election as Class I directors and the one nominee for election as a Class II director identified in Proposal One; and

      o FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2004.

      If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please submit each proxy card in accordance with the instructions set forth on the card to ensure that all of your shares are voted. The Company encourages you to consolidate multiple accounts by contacting your broker, if you hold your shares through a brokerage account, or otherwise through ICC's transfer agent, American Stock Transfer & Trust Company at (718) 921-8200. Please note that shares held in certain types of accounts cannot be consolidated with other accounts. For example, retirement and non-retirement accounts generally cannot be consolidated.

      Voting by Telephone or over the Internet. You may be able to vote by telephone or over the Internet. If so, instructions are included with your proxy card. If you vote by telephone or over the Internet, you do not need to complete and mail the proxy card.

      Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of these shares. In that case, if you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote the shares.

Revoking Your Proxy

      You may revoke your proxy at any time before it is voted at the Annual Meeting. In order to revoke your proxy, you may either:

      o  sign and return another proxy card bearing a later date;

      o provide written notice of the revocation to Walter M. Psztur, ICC's Secretary, at 805 Third Avenue, New York, NY 10022 prior to the time the Company takes the vote at the Annual Meeting; or

      o  attend the Annual Meeting and vote in person.

Quorum Requirement

      A quorum consists of a majority of the total number of votes represented by ICC's class A common stock, series C preferred stock and series D preferred stock as of the Record Date and must be present at the Annual Meeting in person or by proxy in order to hold the Annual Meeting and to conduct business. Your shares will be counted as being present at the Annual Meeting if you appear in person or if you vote your shares on the Internet, by telephone or by submitting a properly executed proxy card.

Votes Required for Each Proposal

      The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

      o Proposal One -- Election of Directors. The Class I directors and the Class II director will be elected as described in Proposal One by a plurality of the votes cast.

      o Proposal Two -- Ratification of Deloitte & Touche LLP as Independent Public Accountants. The ratification of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2004 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and entitled to vote on Proposal Two.

      You may vote either "for" or "withhold" your vote for the election of any nominee as a director. You may vote "for," "against," or "abstain" from voting on the proposal to ratify Deloitte & Touche LLP as the Company's independent public accountants.

Abstentions and Broker Non-Votes

      If you return a proxy card indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present for the purpose of determining whether a quorum is present, but the shares will not be voted on the proposal. With respect to the election of the directors, an abstention will have no effect because directors are elected by a plurality of the votes cast. If you abstain from voting on the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants, your abstention will have the same effect as a vote against the proposal.

      Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Your broker will have discretionary authority to vote your shares on each of the proposals to be considered at the Annual Meeting, which are both routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" Proposal One and "FOR" Proposal Two. A "broker non-vote" occurs when a broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed "votes cast" with respect to that proposal and will have the same effect as an abstention with respect to that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to the election of the directors and will have the same effect as a vote against the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants.

Proxy Solicitation Costs

      ICC will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation.

      ICC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you. ICC expects its Corporate Controller to tabulate the proxies and act as the inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting

      As a stockholder, you may be entitled to present proposals for action at the 2004 annual meeting if you comply with the requirements of ICC's By-laws. Proposals of the Company's stockholders intended to be presented for consideration at the Company's 2004 annual meeting of stockholders must be received by the Company no later than November 7, 2004 in order to be included in the proxy statement and form of proxy relating to that meeting. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2004 annual meeting.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

      ICC's bylaws provide that a maximum of ten directors may serve on its board of directors. The board of directors is currently divided into three classes, each referred to as a "Class," having staggered terms of three years each. Of the current directors, three Class I directors have terms expiring at this Annual Meeting, two Class II directors have terms expiring at the 2004 annual meeting and one Class III director has a term expiring at the 2005 annual meeting. In addition, Fred Ciporen joined the board of directors on May 9, 2003 to serve until this Annual Meeting. Mr. Ciporen has decided not to stand for election as a director.

      The board of directors has nominated Kim D. Cooke and Charles C. Johnston for election as Class I directors and Spencer I. Browne for election as a Class II director at this Annual Meeting. Messrs. Browne, Cooke and Johnston are currently Class I directors whose terms expire at this Annual Meeting. If elected at this Annual Meeting, Messrs. Cooke and Johnston will serve as Class I directors until the 2006 annual meeting and Mr. Browne will serve as a Class II director until the 2004 annual meeting, or a special meeting in lieu thereof, and until their respective successors are elected and qualified.

      If you sign and return the enclosed proxy, your shares will be voted for Messrs. Browne, Cooke and Johnston, unless you indicate on your proxy card that you are withholding your vote for a nominee. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the present board of directors to fill the vacancy. The Company has no reason to believe that any of the nominees for election will not be available to serve his prescribed term.

Information Concerning Directors

      The name of each current director and the nominees for election as directors and certain background information about such persons as of November 14, 2003 is set forth below. Information as to stock ownership of each current director and the nominees for election as directors is set forth below under "PRINCIPAL STOCKHOLDERS."

Name                      Age        Director Since   Term Expiring
---------------------    ------      --------------   ---------------

Class I
-------
Spencer I. Browne         53         2002             2003
Kim D. Cooke              48         2000             2003
Charles C. Johnston       68         1996             2003
Fred Ciporen              60         2003             2003

Class II
--------
G. Michael Cassidy        51         1997             2004
Arthur R. Medici          54         1996             2004

Class III
---------
Richard J. Berman         61         1998             2005

                     NOMINEES TO SERVE AS CLASS I DIRECTORS
             SERVING FOR A TERM EXPIRING AT THE 2006 ANNUAL MEETING

      Kim D. Cooke is a founding partner and Managing Director of Blue Water Capital, L.L.C., a private venture capital firm, founded in 1996. Mr. Cooke serves on the boards of directors of Tech Enterprises Inc. (Techbooks), Verus Financial Management, Inc. and Streampipe, Inc., and is an Advisory Board member to the Washington Global Fund. He is a transactional lawyer and private equity investor with extensive business and legal experience. Mr. Cooke also serves as a director of several not-for-profit organizations. Mr. Cooke was appointed the Company's "lead" director in November 2003.

      Charles C. Johnston was Chairman of the board of directors of ICC from October 2001 until January 2003. Mr. Johnston is presently an active private investor and serves as Chairman of McData Corporation (Nasdaq: MCDTA/MCDT), as well as a director of AuthentiDate Holding Corporation (NASDAQ: ADAT) and Intacta Technologies, Inc. (OTCBB: ITAC). From 1990 to 1992, Mr. Johnston was chairman of Teleglobe Inc., a computer services company. Since January 1990, Mr. Johnston has been a member of the board of directors of Teleglobe Inc. Mr. Johnston was Chairman and Chief Executive Officer of ISI Systems Inc., a developer of software systems and related services, from 1969 to 1992 (ISI was sold to Teleglobe Corporation of Montreal, Canada in 1989).

                     NOMINEE TO SERVE AS A CLASS II DIRECTOR
             SERVING FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING

      Spencer I. Browne served as a director of the Company since January 2002 and the Chairman of the board of directors of ICC from March 2003 to November 2003. He is a principal of Strategic Asset Management, LLC, a privately owned investment firm, which he founded in November 1996. He also currently serves as a director of Annaly Mortgage Management (NYSE: NLY), Delta Financial Corporation (AMEX: DFC) and Kronos Advanced Technologies, Inc. (OTCBB: KNOS). Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. From August 1988 until September 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation (AIC), a company he co-founded in 1986. He also served as President, Chief Executive Officer and a director of Commercial Assets, Inc., an affiliate of AIC, from its formation in October 1993 until September 1996. In addition, from June 1990 until March 1996, Mr. Browne served as President and a director of M.D.C. Holdings, Inc. (NYSE: MDC), a national homebuilder and mortgage banking company.

                          CONTINUING CLASS II DIRECTORS
             SERVING FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING

      G. Michael Cassidy has been ICC's President and Chief Executive Officer since March 2001. From July 1999 to March 2001, he served as Executive Vice President - Sales of ICC. Mr. Cassidy is the developer of ICC's business model and a co-founder of Internet Commerce Corporation. From April 1997 to July 1999, Mr. Cassidy was the Executive Vice President and General Manager of ICC. From October 1996 to April 1997, Mr. Cassidy engaged in management consulting. From August 1993 to October 1996, Mr. Cassidy was President and Chief Executive Officer of Greentree Software, a software development company specializing in supply chain management software solutions for Fortune 1000 companies. He began his sales career at International Business Machines Corporation and later managed strategic alliances for Coopers & Lybrand, Certified Public Accountants.

      Arthur R. Medici has been President and Chief Executive Officer of Logilent, a venture backed software developer of tools for network management, training and engineer certification since December 2001. Logilent was acquired by Toolwire, Inc. in May 2003. Mr. Medici also serves as Chief Operating Officer of Toolwire. Prior thereto, he was President and Chief Executive Officer of SmartSoft, a software company that developed innovative approaches for teaching reading and assessing vocational aptitude while also acting as an advisor to management of a variety of companies in the Internet and telecommunications businesses. From February 1999 until June 2000, he was the Senior Vice President of Marketing of Cable & Wireless USA, Inc., the United States subsidiary of a global telecommunications company. He was President and Chief Executive Officer of ICC from November 1996 until September 1998 and he remained President of ICC until February 1999. Prior to November 1996, he held various senior executive roles with such companies as The Thomson Corporation, NEC Information Systems and International Business Machines Corporation.

                          CONTINUING CLASS III DIRECTOR
            SERVING FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING

      Richard J. Berman joined ICC in September 1998 as Chairman and Chief Executive Officer and served as ICC's Chief Executive Officer from 1998 until June 1999. Mr. Berman's business career spans thirty-five years of venture capital, management and merger and acquisitions experience. He is Chairman of KnowledgeCube, an early stage technology fund, and of Candidate Resources, Inc., the leading provider of HR services over the Web. Mr. Berman is a director of the following public companies: International Microcomputer Software, Inc. (OTC
BB: IMSI); NexMed, Inc. (Nasdaq: NEXM); MediaBay, Inc. (Nasdaq: MBAY); and CorVu Corp. (OTC BB:CRVU). He also serves as an Advisory Director of Inyx, Inc. (OTC
BB: IYXI). In addition, Mr. Berman is a director of five private companies mainly in the biotech and software sectors. Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leverage Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide (NYSE); helped create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions. He is a former director of the Stern School of Business of NYU.

      Neither any of the nominees for election as a director nor any director has any family relationship with any other director or any executive officer of the Company.

Board of Directors' Recommendation

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

Information Concerning Executive Officers

      The executive officers of the Company, along with their respective ages and positions with the Company, as of November 14, 2003, are as follows:

Name                      Age    Position
----                      ---    --------

G. Michael Cassidy (1)    51     President and Chief Executive Officer, Director
Walter M. Psztur          45     Chief Financial Officer, Secretary
David Hubbard             47     Chief Technology Officer
                                 Senior Vice President, Electronic Commerce
Anthony J. D'Angelo       41     Network Services
Thomas J. Roan            54     Vice President of Sales

-----------------------

(1) Information for G. Michael Cassidy is provided above under "Information Concerning Directors."

      Walter M. Psztur joined ICC in 1997. He has been Chief Financial Officer since July 1999 and Secretary of the Company since September 1997. From September 1998 until July 1999, he served as ICC's Vice President of Finance and Administration and performed the duties of principal financial officer. From September 1997 until September 1998, Mr. Psztur served as ICC's Corporate Controller. From 1993 until September 1997, Mr. Psztur was the Assistant Corporate Controller of Standard Motor Products, an automotive manufacturer and distributor with annual revenues of approximately $700 million.

      David Hubbard has been the Chief Technology Officer of ICC since April 1997. He has more than 20 years of large systems design experience. Prior to joining ICC, Mr. Hubbard was the Chief Technology Officer of Track Data Corp., a real-time market data vendor. During his 14 years at Track Data, Mr. Hubbard directed engineering for its real-time market ticker feeds and data analysis systems, handling most of the world's stock, options and commodity exchanges, as well as most major national and international news services.

      Anthony J. D'Angelo joined ICC in April 1997. Mr. D'Angelo served as ICC's Director of Electronic Commerce services until December 1998, when he was named ICC's Vice President of Electronic Commerce services. In July 1999, Mr. D'Angelo was named ICC's Senior Vice President, Electronic Commerce Network Services. Prior to joining ICC, Mr. D'Angelo was with Standard Motor Products for 12 years. Mr. D'Angelo was corporate IS manager for Standard Motor Products where he was in charge of IT issues for its Canadian subsidiary, mid-western division, and sales force, and developed and managed corporate electronic commerce and electronic data interchange systems.

      Thomas J. Roan joined ICC in October 2001. He has been ICC's Vice President of Sales since December 2001. A 25-year veteran of the information services technology industry, Mr. Roan has held senior sales and management positions in financial services systems integration with Atlantic Data Services, network and data center management with a subsidiary of Electronic Data Systems, and public relations and high-tech consulting with the Stephenson Group. He has also served as Vice President and Director of Sales and Marketing at TowerGroup, a research and consulting firm in the financial services technology field.

      Officer's serve, at the discretion of the board of directors, until the meeting of the board of directors next following each annual meeting of stockholders.

Board of Directors and Committee Meetings

      The Company's board of directors held 13 meetings and acted by unanimous written consent twice during fiscal 2003. All of the Company's directors attended at least 75% of the meetings of the board of directors and any applicable committee held while they were members of the Company's board of directors or the applicable committee, except that Fred Ciporen attended only one of the two meetings of the Audit Committee during the period in which he served as a member of the Audit Committee. The board of directors has standing audit and compensation committees.

      The following table shows the membership of our standing committees of the board of directors as of November 14, 2003:

      Name                         Audit         Compensation
      ----                         -----         ------------

      Richard  J. Berman (1)         X                X
      Spencer  I.   Browne (2)
      Fred Ciporen (3)
      Kim D. Cooke                   X                X
      Charles C. Johnston            X                X
      Arthur R. Medici (4)                            X

-----------

1. Mr. Berman was appointed to the Audit Committee in November 2003.
2. Mr. Browne served as a member of the Audit Committee until June 2003.
3. Mr. Ciporen served as a member of the Audit Committee from June 2003 until November 2003.
4. Mr. Medici was appointed to the Compensation Committee in January 2003.

      The Audit Committee consists entirely of non-employee directors, and its responsibilities include acting as the liaison between ICC and its independent public accountants and performing such other functions as are set forth in the Revised Audit Committee Charter, which is attached to this Proxy Statement as Annex A. During the fiscal year ended July 31, 2003, the Audit Committee met four times. The report of the Audit Committee for the Company's 2003 fiscal year can be found beginning on page 15 of this Proxy Statement. The Audit Committee operates pursuant to the Revised Audit Committee Charter. All present members of the Audit Committee satisfy the independence requirements of The Nasdaq Stock Market. The board of directors has determined that Charles C. Johnston is an "audit committee financial expert" and "independent" as defined by the applicable rules of the Securities and Exchange Commission.

      The Compensation Committee also consists entirely of non-employee directors, and its responsibilities include the granting of options under and the administration of ICC's Amended and Restated Stock Option Plan (the "Option Plan"), reviewing and approving the compensation of ICC's executive officers and such other employees of ICC as are assigned to the Compensation Committee by the board of directors and making recommendations to the board of directors with respect to standards for setting compensation levels. During the Company's fiscal year ended July 31, 2003, the Compensation Committee met four times. The report of the Compensation Committee on Executive Compensation for the 2003 fiscal year can be found beginning on page 14 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

      No interlocking relationship exists between any member of ICC's board of directors or compensation committee and any other company's board of directors or compensation committee.

Director Compensation

      Directors of ICC receive annual compensation of $25,000 for serving on the board of directors. This compensation is payable in shares of the Company's class A common stock. Members of the board of directors are reimbursed for all reasonable expenses incurred by them in connection with serving as directors of ICC. In March 2003, Mr. Browne was awarded 20,000 shares of class A common stock and granted options to purchase 100,000 shares of class A common stock as compensation for consulting services. Options to purchase 60,000 shares at an exercise price of $1.00 per share vest six months from the date of issuance, and options to purchase 40,000 shares at an exercise price of $1.25 per share vest one year from the date of issuance. These options were contributed back to the Company upon Mr. Browne's resignation as Chairman.

                                  PROPOSAL TWO

        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The board of directors has selected Deloitte & Touche LLP, independent public accountants, to audit ICC's consolidated financial statements for the current fiscal year ending July 31, 2004. The Company expects that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit Fees

      The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended July 31, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $192,819.

Financial Information Systems Design and Implementation Fees

      ICC did not engage Deloitte & Touche LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended July 31, 2003.

All Other Fees

      The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended July 31, 2003 were $36,599, including audit related services of approximately $35,349 and non-audit services of $1,250. Audit related services generally include fees for consents and consultations on accounting matters. Non-audit related services generally include fees for tax consulting services.

      ICC's audit committee has determined that the provision of services by Deloitte & Touche LLP of other than audit related services is compatible with maintaining the independence of Deloitte & Touche LLP as ICC's independent auditors.

Board of Directors' Recommendation

      Stockholder ratification of the selection of Deloitte & Touche LLP as ICC's independent public accountants is not required by the Company's by-laws or other applicable legal requirement. However, the board of directors is submitting the appointment of Deloitte & Touche to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee and the board of directors in their discretion will reconsider whether or not to retain Deloitte & Touche LLP. Even if the appointment is ratified, the board of directors, in its discretion, may appoint a different public independent accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and in the best interests of its stockholders.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2004.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's class A common stock as of November 14, 2003 by:

o each person that is known by the Company to beneficially own more than 5% of the Company's class A common stock;
o    each of the Company's directors and the nominees for election as directors;
o    each of the Company's executive officers named on page 8; and
o    all the Company's current directors and executive officers as a group.

      Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options and warrants that are exercisable within sixty (60) days of November 14, 2003. The shares issuable under stock options and warrants are deemed outstanding for computing the percentage of each person's beneficial ownership of class A common stock, but are not deemed outstanding for computing the percentage of any other person. The percentage of beneficial ownership schedule is based upon 13,797,566 shares of class A common stock outstanding as of November 14, 2003. The address for those individuals for which an address is not otherwise provided is c/o Internet Commerce Corporation, 805 Third Avenue, New York, NY 10022. To the Company's knowledge, except as indicated in the footnotes to the following table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of class A common stock listed as beneficially owned by them.


                                                     Class A Common Stock
                                                      Beneficially Owned
                                               ---------------------------------
Name and Address                                   Number             Percent
---------------------------------------        ---------------     -------------

Principal Stockholders

Blue Water Venture Fund II, L.L.C. (1)            1,400,698            10.2%
   1420 Beverly Road, Suite 300
   McLean, Virginia 22101

Cable & Wireless PLC (2)                          1,359,952             9.9%
   124 Theobalds Road
   London WCIX 8RX

Executive Officers and Directors

Richard J. Berman  (3)                              632,646             4.6%
Spencer I. Browne (4)                               290,867             2.1%
Fred Ciporen (5)                                     11,956                *
G. Michael Cassidy (6)                              699,135             5.1%
Kim D. Cooke (7)                                     58,319                *
Anthony J. D'Angelo (8)                             320,570             2.3%
David Hubbard (9)                                   395,206             2.9%
Charles C. Johnston (10)                            229,975             1.7%
Arthur R. Medici (11)                               298,478             2.2%
Walter M. Psztur (12)                               406,569             2.9%
Thomas J. Roan (13)                                 152,695             1.1%

All current directors and officers
as a group (11 persons) (14)                      3,496,416            25.3%

-----------------
*  Less than 1%

(1) Includes 208,390 shares of class A common stock issuable upon the exercise of warrants and 192,307 shares of class A common stock issuable upon conversion of 250 shares of series D preferred stock. Kim D. Cooke, a director of the Company, is a managing director of Blue Water Capital II, L.L.C., the managing member of the Blue Water Venture Fund II, L.L.C. (see footnote 7).

(2) Includes 447,628 shares of class A common stock issuable upon the conversion of 10,000 shares of series C preferred stock and 400,000 shares of class A common stock issuable upon the exercise of warrants.

(3) Includes 520,000 shares of class A common stock issuable upon the exercise of options. Does not include 5,000 shares of class A common stock owned by Mr. Berman's wife, in which shares Mr. Berman disclaims any beneficial interest.

(4) Includes 55,000 shares of class A common stock issuable upon the exercise of options and 82,376 shares of class A common stock issuable upon the exercise of warrants.

(5) Includes 8,333 shares of Class A common stock issuable upon the exercise of options.

(6) Includes 691,635 shares of class A common stock issuable upon the exercise of options.

(7) Consists of 45,000 shares of class A common stock issuable upon the exercise of options. Does not include 1,000,001 shares of class A common stock and an aggregate of 400,697 shares of class A common stock issuable upon the exercise of warrants and the conversion of 250 shares of series D preferred stock owned by Blue Water Venture Fund II, L.L.C., of which Mr. Cooke is a managing director, in which securities Mr. Cooke disclaims any beneficial interest.

(8) Includes 289,466 shares of class A common stock issuable upon the exercise of options and 7,692 shares of class A common stock issuable upon the exercise of warrants.

(9) Includes 357,263 shares of class A common stock issuable upon the exercise of options and 9,874 shares of class A common stock issuable upon the exercise of warrants.

(10) Includes 95,000 shares of class A common stock issuable upon the exercise of options. Does not include 61,272 shares of class A common stock and 36,909 shares of class A common stock issuable upon the exercise of warrants owned by CCJ Trust, of which Mr. Johnston is the investment manager, in which securities Mr. Johnston disclaims any beneficial interest.

(11) Includes 269,404 shares of class A common stock issuable upon the exercise of options and 13,333 shares of class A common stock issuable upon the exercise of warrants. Does not include 136,251 shares of class A common stock owned by Mr. Medici's wife and class A common stock held by his wife as custodian for his daughters, in which securities Mr. Medici disclaims any beneficial interest.

(12) Includes 353,933 shares of class A common stock issuable upon the exercise of options and 18,182 shares of class A common stock issuable upon the exercise of warrants.

(13) Consists entirely of shares of class A common stock issuable upon the exercise of options.

(14) See footnotes (3) through and including (13) above.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid or earned for services rendered during the three fiscal years ended July 31, 2003 to the Company's current chief executive officer and the four other executive officers of the Company (the "Named Executive Officers").


                                                                                       Long Term
                                                                                      Compensation
                                                            Annual                       Awards
                                       Fiscal            Compensation            Securities Underlying     All Other
Name and Principal Position             Year        Salary         Bonus (1)          Options (#)         Compensation
---------------------------             ----        ------         ---------          -----------         ------------

Current Executive Officers

G. Michael Cassidy...............       2003         $250,000              --               20,000                --
   President and Chief                  2002          250,000              --              305,614                --
   Executive Officer                    2001          250,000              --               75,000                --

Walter M. Psztur.................       2003         $190,000         $20,000               20,000                --
   Chief Financial Officer              2002          190,000              --              179,266                --
   and Secretary                        2001          190,000              --               50,000                --

David Hubbard....................       2003         $175,000         $10,000                   --                --
   Senior Vice President, Chief         2002          175,000              --              113,930                --
   Technology Officer                   2001          175,000              --               50,000                --

Anthony J. D'Angelo..............       2003         $175,000         $10,000                   --                --
    Senior Vice President,              2002          175,000              --              113,930                --
    Electronic Commerce                 2001          175,000              --               50,000                --
    Network Services

Thomas J. Roan...................       2003         $120,000              --                  --                 --
   Vice President, Sales                2002          120,000              --             202,695                 --
                                        2001              (2)              --                  --                 --

(1) See "Board Compensation Committee Report on Executive Compensation" on page 14 of this proxy statement.

(2)      Mr. Roan commenced his employment with the Company in fiscal 2002.

 Option Grants in Fiscal Year 2003


                            Number of
                            Securities     Percentage of Total                              Potential Realizable Values
                            Underlying     Options Granted to  Exercise                     at Assumed Annual Rates of
                             Options         Employees in      Price per     Expiration      Stock Price Appreciation
Name                         Granted         Fiscal 2003         Share          Date           5%               10%
----                         -------         -----------         -----          ----           --               ---

G. Michael Cassidy            20,000             17.09%          $1.30       12/18/2012      $16,351          $41,437
Walter M. Psztur              20,000             17.09%          $1.30       12/18/2012      $16,351          $41,437

      The following table provides information relating to option exercises by the Named Executive Officers during the fiscal year ended July 31, 2003. In addition, the table indicates the number and value of vested and unvested options held by these Named Executive Officers as of July 31, 2003.

      The "Value Realized" on option exercises is equal to the difference between the fair market value of the Company's class A common stock on the date of exercise less the exercise price. The "Value of Unexercised In-the-Money Options at July 31, 2003" is based on $1.58 per share, the closing sale price of the Company's class A common stock on the Nasdaq National Market on July 31, 2003, on which exchange ICC's class A common stock was trading on such date, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.


                                                        Number of Securities Underlying         Value of Unexercised
                                                           Unexercised Options at              In-the-Money Options at
                             Shares                            July 31, 2003                        July 31, 2003
                            Acquired                   --------------------------------    ------------------------------
                               on          Value       Exercisable       Unexercisable
Name                        Exercise     Realized         (#)                (#)           Exercisable      Unexercisable
-----------------------    ---------     --------      -----------       -------------     -----------      -------------

G. Michael Cassidy            --            --           691,635           100,000          $309,397             --
Walter M. Psztur              --            --           353,933            58,333             5,600             --
David Hubbard                 --            --           357,263            36,667           149,162             --
Anthony J. D'Angelo          12,797       $20,091        289,466            36,667                --             --
Thomas J. Roan                --            --           136,028            66,667                --             --

Employment Agreements

      The Company entered into employment agreements with each of Messrs. G. Michael Cassidy, Walter M. Psztur, David Hubbard and Anthony J. D'Angelo. The employment agreements were each for a term of three years that ended on July 31, 2003. Under their employment agreements, Messrs. Cassidy, Psztur, Hubbard and D'Angelo received base salaries at the annual rates of $250,000, $190,000, $175,000 and $175,000, respectively.

Board Compensation Committee Report on Executive Compensation

      The Company has compensated its executive officers in accordance with the provisions of their employment agreements, which were approved by the board of directors prior to the execution and delivery of these agreements. The Company paid a total of $40,000 in bonuses to Messrs. Psztur, Hubbard and D'Angelo in August 2003. The Compensation Committee of the board of directors authorized these bonuses in recognition of the participation of these officers in the Company's private placement in April and May 2003, their valued service to the Company and because these officers had not received an increase in compensation for three years.

                                    Richard J. Berman
                                    Kim D. Cooke
                                    Charles C. Johnston
                                    Arthur R. Medici

                          REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for fiscal year ended July 31, 2003.

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting policies and procedures.

      The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent public accountants, matters relating to the auditors' judgments about the acceptability, as well as the quality, of the Company's accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. Deloitte & Touche LLP has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee received and discussed with Deloitte & Touche LLP its written disclosures as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      Based on the Audit Committee's review and discussion referred to above, the Audit Committee recommended to the Company's board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2003 for filing with the Securities and Exchange Commission.

                                    Fred Ciporen
                                    Kim D. Cooke
                                    Charles C. Johnston


                                 CODE OF ETHICS

      We have a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, financial managers and any persons performing similar finance and accounting functions. The Code of Ethics is included in Annex B to this Proxy Statement. The Code of Ethics is also available on our website at http://www.icc.net.

              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ICC's executive officers and directors, and stockholders owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by SEC regulations to furnish ICC with copies of all forms they file pursuant to these requirements. Based solely on the Company's review of the copies of such forms that the Company has received, or written representations from reporting persons, ICC believes that during the fiscal year ended July 31, 2003, all executive officers and directors of ICC and such stockholders complied with all applicable filing requirements on a timely basis, except that Anthony D'Angelo was late in filing a Form 4 and Form 4/A, David Hubbard was late in filing a Form 4/A, Arthur Medici was late in filing a Form 4 and Form 4/A, Walter M. Psztur was late in filing a Form 4 and Form 4/A, Spencer Browne was late in filing three Form 4's and a Form 4/A, and each of Charles Johnson, Kim D. Cooke,
G. Michael Cassidy and Richard J. Berman were late in filing a Form 4.

                           RELATED PARTY TRANSACTIONS

      During the Company's fiscal year ended July 31, 2003, the Company was billed approximately $160,643 by Cable & Wireless for telecommunication services. Cable & Wireless owns all of the Company's outstanding shares of series C preferred stock.

      On April 30, 2003 and May 1, 2003, the Company completed a private placement of an aggregate of 1,730,759 shares of its class A common stock, warrants to purchase an aggregate of 1,538,445 shares of its class A common stock and 250 shares of its series D convertible redeemable preferred stock. The warrants have an exercise price per share of $1.47 and are exercisable for five years from the date issued. The shares of series D preferred stock are initially convertible into 192,307 shares of class A common stock at $1.30 per share. Blue Water Venture Fund II, L.L.C. purchased all of the shares of series D preferred stock for an aggregate purchase price of $250,000 and received warrants to purchase 153,845 shares of class A common stock. Kim D. Cooke, a director of the Company, is a managing director of Blue Water Capital II, L.L.C., the managing member of the Blue Water Venture Fund II, L.L.C. In addition, Spencer I. Browne, a director of the Company, participated in the private placement and purchased 96,153 shares of class A common stock and warrants to purchase 76,922 shares of class A common stock for an aggregate purchase price of $155,769, which purchase price was higher than the purchase price paid by all other investors in the private placement that were not also directors or officers of the Company in order to comply with NASD Marketplace Rule 4350(i)(1)(A).

      For information concerning compensation for consulting services paid to Spencer I. Browne, a director of the Company, see "Director Compensation" on page 9 above.

      The Company has not been a party to any other transaction or series of transactions involving $60,000 or more and in which any director, nominee for election as a director, executive officer or holder of more than 5% of ICC's capital stock had a material interest, except for compensation paid to executive officers and directors of the Company as such. See "Executive Compensation" above.

                          STOCK PRICE PERFORMANCE GRAPH

      The following graph illustrates a comparison of the five-year cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's class A common stock with the CRSP Total Return Index for the Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Market Index") and the Media General Financial Services Internet Software & Services Index ("MG Group Index"). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's class A common stock. Data for the Nasdaq Market Index and the MG Group Index assume reinvestment of dividends. ICC has never paid dividends on its class A common stock and has no present plans to do so.

                    Comparison 5-Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                    July 2003

                        Internet Commerce        Nasdaq Market      MG Group
                          Corporation               Index            Index
                          -----------               -----            -----

        1998                $100.00                $100.00          $100.00
        1999                $880.00                $142.74          $212.62
        2000              $1,120.00                $203.28          $256.12
        2001                $243.20                $109.10           $84.11
        2002                $134.40                 $72.12           $48.06
        2003                $101.12                 $94.46           $86.88

      Assumes $100 invested on July 31, 1998 in ICC class A common stock, the securities comprising the Nasdaq Market Index and the MG Group Index.

      A copy of the list of companies which comprise the MG Group Index may be obtained upon request by contacting Internet Commerce Corporation, 805 Third Avenue, 9th Floor, New York, NY 10022

                                  OTHER MATTERS

      The Company knows of no other matter to be submitted to the stockholders for approval at the Annual Meeting. If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                    For the Board of Directors of
                                    INTERNET COMMERCE CORPORATION


                                    /s/ Walter M. Psztur
                                    -----------------------
                                    Walter M. Psztur
                                    Secretary

                          INTERNET COMMERCE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               ON JANUARY 21, 2004

         The undersigned stockholder of Internet Commerce Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of G. Michael Cassidy and Walter M. Psztur as a proxy for the undersigned, each with full power of substitution, to vote all shares of class A common stock, series C preferred stock and/or series D preferred stock of the Company which the undersigned is entitled to vote at the Company's annual meeting of stockholders for the fiscal year ended July 31, 2003, to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 41st Floor, New York, New York 10022, at 10:00 a.m., Eastern Standard Time, on Wednesday, January 21, 2004 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTOR: To elect the nominee listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

     FOR the nominees listed below              WITHHOLD AUTHORITY
     (except as marked to the contrary          to vote for the nominees listed
     below) |_|                                 below |_|

(INSTRUCTION: To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below.)

Class I Directors
-----------------

Kim D. Cooke
Charles C. Johnston

Class II Director
-----------------

Spencer I. Browne

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending July 31, 2004:

                  FOR  |_|          AGAINST  |_|              ABSTAIN  |_|

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

            (Continued and to be dated and signed on the other side.)

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR ELECTION AS DIRECTORS SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

       Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2003 Annual Report to stockholders accompanying the same is hereby acknowledged.


       PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                    Dated: _____________________________, 200__


                                    ------------------------------------------
                                    (Signature of Stockholder)


                                    ------------------------------------------
                                    (Signature of Stockholder)

                                    Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                                                                         Annex A


                          INTERNET COMMERCE CORPORATION

                             AUDIT COMMITTEE CHARTER

         This Audit Committee Charter (this "Charter") has been adopted by the Board of Directors (the "Board") of Internet Commerce Corporation (the "Company") at a meeting on July 15, 2003.

Purpose of the Audit Committee
------------------------------

         The Audit Committee (the "Committee") is appointed by the Board to assist the Board in overseeing and monitoring the:

         o   auditing and integrity of the Company's financial statements;

         o qualification and independence of the Company's independent auditors (the "Auditors");

         o performance of the Company's internal audit function and the Auditors;

         o   compliance by the Company with legal and regulatory requirements;
             and

         o   accounting and financing reporting process.

         The Committee shall be responsible for maintaining free and open communication (including private executive sessions at least annually) with the Auditors, the internal auditors and members of senior financial management.

         The function of the Committee is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, the duties of the Committee do not include the planning or conducting of audits or the presentation, preparation or integrity of the Company's financial statements or that the disclosures contained therein are complete and accurate and in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management. The Auditors are responsible for the audit of the Company's annual financial statements in accordance with generally accepted audit standards, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures, all in accordance with the standards of the profession.

Reliance on Information Provided
--------------------------------

         In adopting this Charter, the Board acknowledges that the Company's internal auditor, as well as the Auditors, have more resources, time, knowledge and detailed information about the Company and its financial, accounting and auditing practices than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Auditors' work or auditing standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and
(iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

Membership; Organization
------------------------

         1. Number. The Committee shall consist of at least three (3) members of the Board, each of which are free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment and who otherwise comply with the standards set forth in this Charter.

         2. Independence. Each member of the Committee shall satisfy the applicable independence requirements for serving on audit committees as set forth in the applicable rules of the National Association of Securities Dealers (the "NASD Rules") and in the rules adopted by the Securities and Exchange Commission (the "SEC") pursuant to Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-OX Act"), as codified in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         3. Financial Literacy. Each member of the Committee shall, at the time of his or her appointment to the Committee, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an "audit committee financial expert" as such term is defined by applicable SEC and NASD Rules. All members of the Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

         4. Chairman. Unless a chairman of the Committee is designated by the Board, the members of the Committee shall elect a chairman (the "Chairman") by majority vote of the full Committee. The Chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer, the independent audit lead partner and the director of internal audit.

         5. Compensation. The compensation of the Committee shall be as determined by the Board. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board or a committee thereof.

         6. Selection and Removal. Members of the Committee shall be appointed by the Board. The Board may remove and replace members of the Committee, with or without cause, at any time.

Authority and Responsibility
----------------------------

         1. General. The Committee shall have all authority (necessary or implied) in order to carry out its duties and responsibilities as well as such other duties as may be delegated from time to time by the Board. In carrying out such duties and responsibilities, the Committee's policies and procedures should remain flexible in order to react to changing conditions and circumstances. The policies and procedures set forth herein are therefore set forth as a guide with the understanding that the Committee may alter or supplement them as appropriate.

         2. Oversight of the Auditors.

            (a) Selection. The Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating and replacing the Auditors (subject, if applicable, to stockholder ratification).

            (b) Independence. The Committee shall take appropriate actions to satisfy itself as to the independence of the Auditors. The Committee shall obtain and review a report from the Auditors at least annually regarding: (i) the Auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (iii) any steps taken by the Auditors to deal with any such issues; and (iv) all relationships between the Auditors and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the Auditors with respect to evaluating the qualifications, performance and independence of the Auditors, including considering whether the auditors' quality controls are adequate and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions with respect to the Auditors to the Board annually in advance of the annual meeting of stockholders.

            (c) Compensation. The Committee shall be solely and directly responsible for approving and setting the compensation of the Auditors, including, but not limited to, all audit engagement fees and the terms of all non-audit engagements. The Committee is empowered, without further action by the Board, to cause the Company to pay the fees and expenses of the Auditors approved by the Committee.

            (d) Non-Audit Services. The Committee shall establish policies and procedures for the engagement of the Auditors to provide such non-audit services as may be legally performed in accordance with Rule 2-01(c)(4) of Regulation S-X, and for determining the compensation to be paid for such services, and consider whether the Auditors' performance of any non-audit services is compatible with the Auditors' independence in accordance with Rule 2-01(c)(7) of Regulation S-X. The Committee shall cause the Company to disclose in its periodic reports filed with the SEC the approval by the Committee of any non-audit services to be performed by the Auditors.

            (e) Pre-Approval of Services. The Committee shall pre-approve (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Committee) all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Auditors, subject to the "de minimis" safe harbor exceptions for non-audit services which are approved by the Committee prior to the completion of the audit in accordance with Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC (including Rule 2-01(c)(7) of Regulation S-X). In addition to the foregoing, the Committee shall obtain from the Auditors, annually, a formal written statement of the fees billed for audit services, audit-related services, tax services and all other services rendered by the Auditors for the most recent fiscal year, as well as the nature of the services comprising the fees disclosed under each category other than audit fees, the percentage of hours expended on the audit engagement that were attributed to persons other than the auditors' full-time, permanent employees (if greater than 50%) and the percentage of services under each category (other than audit fees) that were approved by the Committee after the provision of services under the "de minimis" safe harbor described above.

            (f) Oversight. The Auditors shall report directly to the Committee and the Committee shall be solely and directly responsibility for overseeing the Auditors (including reviewing and resolving disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In connection with its oversight role, the Committee shall from time to time, as appropriate, but at least quarterly, timely obtain and review the reports required to be made by the Auditors pursuant to Section 10A(k) of the Exchange Act and Rule 2-07 of Regulation S-X regarding:

      (i)   all critical accounting policies and practices;

      (ii) all alternative treatments of financial information within GAAP that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; and

      (iii) other material written communications between the Auditors and management of the Company, such as any management letter or schedule of unadjusted differences.

In addition to the foregoing, the Company shall receive and review audit reports, review with the Auditors any problems or difficulties the Auditors may have encountered in carrying out their responsibilities, and providing the Auditors with full access to the Committee and the Board to report on all appropriate matters.

            (g) Planning and Scope of Audit. The Committee shall meet with the Auditors prior to the audit to discuss the planning, staffing and scope of its audit work.

            (h) Conduct of the Audit. The Committee shall discuss with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. In addition to the foregoing, the Committee shall discuss with the Auditors: (i) accounting adjustments that were identified or proposed by the Auditors and were not implemented; (ii) communications between the audit team and the Auditors national office relating to auditing or accounting issues presented by the engagement; (iii) any "management letter" issued or proposed to be issued by the Auditors to the Company and any other material written communications between the Auditors and management; and (iv) any issues identified or difficulties encountered by the Auditors with management's response to such adjustments, communications or letter.

            (i) Evaluation and Rotation of Lead Partner. The Committee shall review and evaluate the lead partner of the Auditors' team. To the extent required by law, the Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, the audit partner responsible for reviewing the audit and other members of the audit engagement team.

            (j) Hiring of Employees. The Committee shall set clear policies for the Company's hiring of employees and former employees of the Auditors who participated in any capacity in the audit of the Company in the prior two years, which policies shall reflect any limitations required by law.

         3. Financial Statement and Disclosure Matters.

            (a) Discussion and Recommendation of Audited Financial Statements. The Committee shall review and discuss with management and the Auditors the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations. The Committee shall recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

            (b) Discussion of Interim Financial Statements. The Committee shall review and discuss with management and the Auditors the Company's quarterly financial statements including in the Company's Quarterly Reports on Form 10-Q filed by the Company with the SEC, including the results of the Auditors' review of the quarterly financial statements and disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", prior to the filing of a Quarterly Report on Form 10-Q.

            (c) Review of Financial Reporting Issues. The Committee shall discuss with management and the Auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles and the Auditors' judgment about the quality, and not just acceptability, of the Company's accounting principles, and any major issues as to the adequacy of the Company's internal controls (including computerized information system controls and security) and any special steps adopted in light of material control deficiencies. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosure.

            (d) Earnings Press Releases. The Committee shall discuss with management and the Auditors, as appropriate, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss generally the types of information to be disclosed and any presentations to be made. The Chief Financial Officer shall review earnings releases with the Chairman prior to their release to the public.

            (e) Regulatory and Accounting Initiatives. The Committee shall discuss with management and the Auditors the effect of regulatory and accounting initiatives on the Company's financial statements, as well as any off-balance sheet structures the Company has established. The Committee shall review with management and the Auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

            (f) Financial Risk Exposures. The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and procedures.

            (g) CEO and CFO Certification Process. The Committee shall review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the annual reports on Form 10-K and the quarterly reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether material or not material, involving management or other employees who have a significant role in the Company's internal controls.

            (h) Report of Committee. Consistent with the exercise of its business judgment, the Committee shall prepare, for inclusion in the Company's Proxy Statement, the annual report of the Committee required by the rules of the SEC.

         4. Oversight of the Company's Internal Audit Function.

            (a) Performance Review. The Committee shall review and evaluate the performance of the head of the Company's internal auditing department and, if appropriate, recommend the selection of a new person. Any change in the incumbent in such position or in his or her compensation shall not be made without the approval of the Committee. The head of the Company's internal auditing department shall have unrestricted access to the Committee.

            (b) Internal Controls and Procedures. The Committee shall review and discuss with management, the internal auditor and, to the extent appropriate, the Auditors the adequacy and effectiveness of the Company's accounting and financial controls, records and system for monitoring and managing business risk and legal compliance programs, including a review of the Company's response to any management letter provided by the Auditors and management's plans for implementing any necessary or desirable improvements in its internal accounting procedures and controls.

            (c) Internal Auditing Reports. The Committee shall provide oversight to internal audit activities, including reviewing the significant reports to management prepared by the internal auditing department and management's responses.

            (d) Planning and Scope of Internal Audit. The Committee shall discuss with the Auditors and the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

         5. Compliance Oversight Responsibilities.

            (a) Section 10A(b) of the Exchange Act. The Committee shall obtain assurance from the Auditors that Section 10A(b) of the Exchange Act, relating to the discovery by the Auditors of illegal acts that have or may have occurred, has not been implicated.

            (b) Compliance with Foreign Corrupt Practices Act. The Committee shall review and discuss with management and the internal auditor the Company's procedures and practices designed to insure that: (i) the Company's books, records, accounts and internal accounting controls are established and maintained in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, and (ii) there are adequate controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or
(B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with Section 103(a) of the Foreign Corrupt Practices Act.

            (c) Regulatory Compliance, Conflicts of Interest and Ethical Conduct. The Committee shall periodically discuss with the Company's General Counsel or, as appropriate, outside counsel, the adequacy of the policies and practices of the Company related to compliance with key regulatory requirements, conflicts of interest and ethical conduct (including the Company's Code of Ethics for the Chief Executive Officer, Chief Financial Officer, Controller and Financial Managers (the "Code of Ethics") and the Company's Code of Business Conduct and Ethics), including any potential or actual conflicts of interest involving directors or officers of the Company. The Committee shall review and assess the adequacy of the Code of Ethics and the Company's Code of Business Conduct and Ethics. The Committee shall also review all related party transactions required to be disclosed under Item 404 of Regulation S-K on an ongoing basis and all such transactions must be approved by the Committee.

            (d) Procedures for Complaints. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

            (e) Discussion of Legal Matters. Discuss with the Company's General Counsel or, as appropriate, outside counsel, legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Procedures and Administration
-----------------------------

      1. Meetings. The Committee shall meet at least four (4) times per year and more frequently as it believes is necessary or appropriate to fulfill its duties and responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. A majority of the Committee shall constitute a quorum for the taking of any action at any meeting of the Committee and a majority of those members present at a meeting, a quorum being present, shall be required to approve any action taken by the Committee. The Chairman may call a meeting upon due notice to each other member not less than twenty-four (24) hours prior to such meeting and any member may call a meeting upon due notice to each other member not less than forty-eight (48) hours prior to such meeting. The Committee shall meet at least annually, in separate executive sessions, with (a) the Company's management, (b) the head of the Company's internal auditing department and (c) the Auditors.

      2. Access to Information. In discharging its duties, the Committee shall have full access to all Company books, records, facilities, personnel and outside professionals. The Company may request any Company personnel, or the Company's outside legal counsel or Auditors, to meet with the Committee or any of its members or advisors.

      3. Subcommittees. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services; provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

      4. Independent Advisors; Funding. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors, who may be regular advisors to the Company. The Company shall provide such funding as the Committee determines is appropriate in connection with the retention of such advisors and the compensation of any Auditors for audit, review or other similar services.

      5. Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate.

      6. Administrative Expenses. The Committee is empowered, without further action by the Board, to cause the Company to provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

      7. Reports to Board. The Committee shall keep such records of its meetings as it shall deem appropriate and make regular reports to the Board.

      8. Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board for approval any proposed changes which the Committee believes are necessary or appropriate.

      9. Review of Committee's Performance. The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.

                                                                         Annex B


                        CODE OF ETHICS APPLICABLE TO THE
                CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER,
                        CONTROLLER AND FINANCIAL MANAGERS

                              (as of July 15, 2003)


I.       Introduction

         INTERNET COMMERCE CORPORATION, together with its reporting subsidiaries ("ICC" or the "Company"), hereby adopts this Code of Ethics (this "Code") applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, financial managers and any persons performing similar finance and accounting functions (collectively, the "Covered Executives"). The Covered Executives hold an important and elevated role in corporate governance. They are uniquely positioned and empowered to ensure that the Company's, and its stockholders', interests are appropriately balanced, protected and preserved. This Code provides principles that the Covered Executives must adhere to and advocate to promote honest and ethical conduct, proper disclosure of financial information in ICC's periodic reports, and compliance with applicable rules, laws, and regulations by the Covered Executors.

         The Compliance Officer for purposes of this Code is the Audit Committee of the Board of Directors (the "Compliance Officer").

         Waivers of this Code may be made only by the Compliance Officer and will be promptly disclosed in accordance with applicable law or regulations adopted by the Securities and Exchange Commission (the "SEC").

II.      General Obligations

         In performing his or her duties, each of the Covered Executives agrees to:

         o Act honestly and ethically with regard to all conflicts of interest, whether actual or apparent, between personal and professional relationships and refrain from using his or her position for personal gain or competing directly or indirectly with the Company.

         o Disclose to the Compliance Officer or the Chief Executive Officer, in advance, if possible, any material relationship or transaction that could reasonably be expected to give rise to a conflict of interest.

         o Produce full, fair, accurate, complete, objective, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, Nasdaq or any other government agency or self-regulatory organization, and in other public communications made by the Company or its subsidiaries.

         o Require that all Company financial practices concerning accounting, internal accounting controls and auditing matters meet the highest standards of professionalism, transparency and honesty.

         o Take all reasonable measures to safeguard the confidentiality of non-public information about the Company and its customers acquired in the course of employment except when authorized or otherwise legally obligated to disclose. Confidential information obtained in the course of work will not be used for personal advantage.

         o Act in good faith, responsibly, with due care, competence, diligence and without knowingly misrepresenting material facts or allowing his or her better judgment to be subordinated.

         o Comply with all applicable rules and regulations of federal, state and local governments, the SEC, Nasdaq and other appropriate private and public regulatory agencies.

         o    Comply with the Company's policies and procedures.

         o Responsibly use and control assets and other resources employed or entrusted to his or her supervision.

         o Promptly report any known violation of this Code to the Compliance Officer.

         o Promptly disclose any waiver of this Code in a Current Report on Form 8-K or any other means approved by the SEC.

III. Compliance with Laws and this Code

         1. Procedures for Raising Concerns. The Covered Executives are expected to comply with this Code and to report any possible violation of this Code by either (i) sending a letter or other writing to the Compliance Officer for the purpose of this Code or (ii) sending a letter or other writing to the Company's principal executive offices to the attention of the Audit Committee. This Code should not be construed to prohibit Covered Executives from testifying, participating or otherwise assisting in any state or federal administrative, judicial or legislative proceeding or investigation.

         2. Procedures for Investigating and Resolving Concerns.

            Reports of possible violations will be forwarded to the Compliance Officer. The Compliance Officer may, in its discretion, assume responsibility for evaluating any possible violation and directing or conducting any investigation or may delegate any portion of such responsibility to the Board, another committee or another person or entity. If the Compliance Officer chooses to assume responsibility for evaluating any possible violation or directing or conducting any investigation where the investigation concerns a possible violation by a member of the Board, the Audit Committee, not including that member, shall assume such responsibility. The Compliance Officer shall have the authority to engage independent counsel and other advisers, as it deems necessary, to assist in its investigation and decision process.

            After conducting the investigation, the results will be evaluated and the Company shall authorize such response, follow-up and preventive actions, if any, as are deemed necessary and appropriate to address the substance of the reported possible violation. The Company reserves the right to take whatever action it believes appropriate, up to and including discharge of any employee determined to have engaged in improper conduct.

            The Company will not penalize or retaliate against any person or entity for reporting a possible violation in good faith. The Company will not tolerate retaliation against any person or entity for submitting, or for cooperating in the investigation of, a possible violation. Any retaliation will warrant disciplinary action against the person who wrongfully retaliates, up to and including termination of employment.

         3. Questions

            Questions regarding the best course of action in a particular situation should promptly be sent to the Compliance Officer.

          YOUR PERSONAL COMMITMENT TO THE CODE OF ETHICS APPLICABLE TO
        THE CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER, CONTROLLER
                             AND FINANCIAL MANAGERS

I acknowledge that I have received and read the Code applicable to the Chief Executive Officer, Chief Financial Officer, Controller and Financial Managers, and understand my obligations as an employee to comply with the Code.

I understand that the Company can, at its sole discretion, change, update, eliminate or deviate from the guidelines in this Code.

I understand that my agreement to comply with the Code does not constitute or give rise to a contract of employment or a guarantee or promise of any kind.

Please sign here:                                      Date:
                  ----------------------------------        --------------------

Please print your name:

Employee Number: __________________________




This signed and completed form must be returned to your manager or designated human resources professional.